UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017

Southern National Bancorp of Virginia, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6830 Old Dominion Drive, McLean, Virginia 22101
(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 26, 2017, Southern National Bancorp of Virginia, Inc. (“SONA”) filed with the Securities and Exchange Commission a Form 8-K reporting the completion of its acquisition of Eastern Virginia Bankshares, Inc. (“EVBS”) on June 23, 2017. In that filing, SONA indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment to SONA’s June 26, 2017 Form 8-K is being filed to provide such financial information.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i)	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2016 are attached hereto as Exhibit 99.1.

(ii)	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2015 are attached hereto as Exhibit 99.2.

(iii)	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2014 are attached hereto as Exhibit 99.3.

(iv)	Unaudited consolidated financial statements of EVBS as of and for the three months ended March 31, 2017 are attached hereto as Exhibit 99.4.

(b)	Pro forma financial information.

(i)	Unaudited pro forma condensed combined financial information of SONA and EVBS as of and for the three months ended March 31, 2017 and the year ended December 31, 2016 are attached hereto as Exhibit 99.5.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2016 (incorporated by reference to EVBS’s Annual Report on Form 10-K for the year ended December 31, 2016, including the reports of Yount, Hyde & Barbour, P.C. on such audited consolidated financial statements (File No. 000-23565), originally filed with the Securities and Exchange Commission on March 15, 2017, as amended on Form 10-K/A on May 1, 2017).

99.2	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2015 (incorporated by reference to EVBS’s Annual Report on Form 10-K for the year ended December 31, 2015, including the reports of Yount, Hyde & Barbour, P.C. on such audited consolidated financial statements (File No. 000-23565), filed with the Securities and Exchange Commission on March 15, 2016).

99.3	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2014 (incorporated by reference to EVBS’s Annual Report on Form 10-K for the year ended December 31, 2014, including the reports of Yount, Hyde & Barbour, P.C. on such audited consolidated financial statements (File No. 000-23565), filed with the Securities and Exchange Commission on March 31, 2015).

99.4	Unaudited consolidated financial statements of EVBS as of and for the three months ended March 31, 2017 (incorporated by reference to EVBS’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 (File No. 000-23565), filed with the Securities and Exchange Commission on May 8, 2017).

99.5	Unaudited pro forma condensed combined financial information of SONA and EVBS as of and for the three months ended March 31, 2017 and the year ended December 31, 2016 (incorporated by reference to SONA’s Registration Statement on Form S-4 (File No. 333-217163), originally filed with the Securities and Exchange Commission on April 5, 2017, as amended on Form S-4/A on May 8, 2017 (Amendment No. 1) and May 10, 2017 (Amendment No. 2), respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southern National Bancorp of Virginia, Inc.

Date: September 8, 2017	By:	/s/ J. Adam Sothen
J. Adam Sothen
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

23.1	Consent of Yount, Hyde & Barbour, P.C.

99.1	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2016 (incorporated by reference to EVBS’s Annual Report on Form 10-K for the year ended December 31, 2016, including the reports of Yount, Hyde & Barbour, P.C. on such audited consolidated financial statements (File No. 000-23565), originally filed with the Securities and Exchange Commission on March 15, 2017, as amended on Form 10-K/A on May 1, 2017).

99.2	Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2015 (incorporated by reference to EVBS’s Annual Report on Form 10-K for the year ended December 31, 2015, including the reports of Yount, Hyde & Barbour, P.C. on such audited consolidated financial statements (File No. 000-23565), filed with the Securities and Exchange Commission on March 15, 2016).

99.3

Audited consolidated financial statements of EVBS as of and for the year ended December 31, 2014 (incorporated by reference to EVBS’s Annual Report on Form 10-K for the year ended December 31, 2014, including the reports of Yount, Hyde & Barbour, P.C. on such audited consolidated financial statements (File No. 000-23565), filed with the Securities and Exchange Commission on March 31, 2015).

99.4	Unaudited consolidated financial statements of EVBS as of and for the three months ended March 31, 2017 (incorporated by reference to EVBS’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 (File No. 000-23565), filed with the Securities and Exchange Commission on May 8, 2017).

99.5	Unaudited pro forma condensed combined financial information of SONA and EVBS as of and for the three months ended March 31, 2017 and the year ended December 31, 2016 (incorporated by reference to SONA’s Registration Statement on Form S-4 (File No. 333-217163), originally filed with the Securities and Exchange Commission on April 5, 2017, as amended on Form S-4/A on May 8, 2017 (Amendment No. 1) and May 10, 2017 (Amendment No. 2), respectively).